SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 17, 2003

C&F FINANCIAL CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Virginia (State or other jurisdiction of incorporation or organization)	000-23423 (Commission File Number)	54-1680165 (I.R.S. Employer Identification No.)

Eighth and Main Streets, P.O. Box 391, West Point, Virginia (Address of principal executive offices)	23181 (Zip Code)

Registrant’s telephone number, including area code (804) 843-2360

Item 5.	Other Events

On November 17, 2003, C&F Financial Corporation issued a news release announcing its declaration of a cash dividend payable January 1, 2004.

Item 7.	Financial Statements, ProForma Financial Information and Exhibits

Exhibits

(a)	Financial Statements of Business Acquired

Not applicable.

(b)	Pro Forma Financial Information

Not applicable.

(c)	Exhibits

99.1	News Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

C&F FINANCIAL CORPORATION REGISTRANT

Date: November 17, 2003	By:	/s/ Thomas F. Cherry

Thomas F. Cherry Chief Financial Officer